Exhibit 99.1

MedAssets Reports Third Quarter and Nine-Month 2009 Financial Results

ATLANTA--(BUSINESS WIRE)--October 28, 2009--MedAssets, Inc. (NASDAQ: MDAS) today announced results for its third quarter and nine-month period ended September 30, 2009, as summarized below:

(In millions, except per share)	3Q-09	3Q-08	9 mos-09	9 mos-08*
Net Revenue:
Revenue Cycle Management	$51.6	$45.8	$149.4	$102.2
Spend Management	30.8	30.2	96.2	93.7
Total Net Revenue	82.4	76.0	245.6	196.0
Net Income	5.9	3.7	10.0	4.8
Diluted earnings per share (EPS)	0.10	0.07	0.17	0.09
Non-GAAP adjusted EBITDA	28.5	25.2	75.4	60.3
Non-GAAP cash diluted EPS	$0.22	$0.18	$0.54	$0.44
Weighted average shares – diluted	57.9	56.1	57.2	51.0

* Column amounts may not add to total amount due to rounding

Net Revenue

Third Quarter

Total net revenue for the third quarter of 2009 increased 8.5% to $82.4 million from $76.0 million in the third quarter of 2008. The Revenue Cycle Management segment growth was driven primarily by increased demand for the Company’s reimbursement and compliance technology tools, as well as growth from its revenue cycle services and decision support capabilities. The Spend Management segment experienced growth in its medical device consulting services as well as its analytics solutions.

Nine-month Period

Total net revenue for the nine-month period ended September 30, 2009 increased 25.3% to $245.6 million from $196.0 million in the first nine months of 2008. Comparing period-over-period organic growth, the Company’s total net revenue for the first nine months of 2009 increased 9.4% to $245.6 million from non-GAAP acquisition-affected total net revenue of $224.5 million in the same period of 2008.

Non-GAAP Adjusted EBITDA

Third Quarter

In the third quarter of 2009, non-GAAP total adjusted EBITDA was $28.5 million, or 34.6% of total net revenue, a 13.3% increase over non-GAAP total adjusted EBITDA of $25.2 million, or 33.2% of total net revenue, in the third quarter of 2008.

Nine-month Period

For the nine-month period ended September 30, 2009, non-GAAP total adjusted EBITDA increased 25.1% to $75.4 million, or 30.7% of total net revenue, versus non-GAAP total adjusted EBITDA of $60.3 million, or 30.8% of total net revenue, in the first nine months of 2008.

Comparing period-over-period organic growth, the nine-month 2009 non-GAAP total adjusted EBITDA of $75.4 million increased 7.1% from non-GAAP acquisition-affected adjusted EBITDA of $70.4 million, or 31.3% of non-GAAP acquisition-affected total net revenue, in the same period of 2008.

Net Income and Earnings per Share

Third Quarter

Net income in the third quarter of 2009 was $5.9 million, or $0.10 per diluted share, versus net income of $3.7 million, or $0.07 per diluted share, in the third quarter of 2008.

Non-GAAP cash EPS, which is defined as EPS excluding acquisition-related intangible amortization, share-based compensation expense and non-recurring expense items on a tax-adjusted basis, was $0.22 per diluted share in the third quarter of 2009, compared to non-GAAP cash EPS of $0.18 per diluted share in the third quarter of 2008.

Nine-month Period

For the first nine months of 2009, net income was $10.0 million, or $0.17 per diluted share, versus net income of $4.8 million, or $0.09 per diluted share, in the first nine months of 2008. Non-GAAP cash EPS was $0.54 per diluted share in the first nine months of 2009, compared to non-GAAP cash EPS of $0.44 per diluted share in the same period of 2008.

Cash Flow and Capital Resources

Net cash provided by operating activities in the first nine months of 2009 was $40.0 million, compared to net cash provided by operating activities of $31.1 million in the first nine months of last year. During the third quarter of 2009, the Company repaid $10.6 million of its long-term bank debt. The Company’s balance sheet as of September 30, 2009 included $230.8 million in total bank debt, which is leverage of approximately 2.2 times trailing 12-month non-GAAP adjusted EBITDA.

2009 Financial Guidance

The Company refined its 2009 financial guidance, as follows:

(In millions, except EPS)	12 Months ended 12/31/09
Net Revenue:	Updated	Previous
Revenue Cycle Management	$ 206 – 209	$ 210 – 216
Spend Management	133 – 136	134 – 140
Total Net Revenue	341 – 345	346 – 354
Diluted EPS	0.31 - 0.37	0.29 - 0.37
Non-GAAP adjusted EBITDA	110 – 114	111 – 117
Non-GAAP cash diluted EPS	$ 0.78 - 0.84	$ 0.76 - 0.84

At September 30, 2009, the Company’s rolling 12-month non-GAAP contracted revenue was an estimated $356.0 million ($222.4 million from the Revenue Cycle Management segment and $133.6 million from the Spend Management segment). This is a year-over-year increase of 19.5% on a consolidated basis, and a 7.1% increase when compared to the rolling 12-month total of $332.4 million as of June 30, 2009.

Conference Call Information

Time/Date: 5:00 p.m. ET today, Wednesday, October 28, 2009

Phone: 866-811-1812 (or 702-696-4559 international/local), conference code 33693258

Webcast: http://ir.medassets.com, “Events & Presentations” page

Replay: Webcast will be archived for at least 30 days, or call 800-642-1687 (conf code 33693258)

The Company intends to file its Form 10-Q for the third quarter and nine-month period ended September 30, 2009 with the Securities and Exchange Commission on or before November 9, 2009, and this filing will contain additional information about the Company’s results of operations.

About MedAssets

MedAssets (NASDAQ: MDAS) partners with healthcare providers to improve their financial strength by implementing spend management and revenue cycle solutions that help control cost, improve margins and cash flow, increase regulatory compliance, and optimize operational efficiency. MedAssets serves more than 125 health systems, 3,300 hospitals and 30,000 non-acute care healthcare providers. For more information, go to www.medassets.com.

Use of Non-GAAP Financial Information

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its consolidated financial statements presented on a GAAP basis with non-GAAP financial information, including: gross fees; revenue share obligation; EBITDA; adjusted EBITDA; cash diluted EPS; acquisition-affected net revenue; acquisition-affected EBITDA; acquisition-affected adjusted EBITDA; and contracted revenue.

Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, where possible, are included in the accompanying financial schedules. Also, see “Use of Non-GAAP Financial Measures” following these financial schedules for more information.

Safe Harbor Statement

This Press Release contains statements that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this Press Release include the intent, belief or current expectations of the Company and its management team with respect to the Company’s future business operations that include, but are not limited to: 2009 projections, costs and revenue growth, margin and other financial projections; contracted revenue forecasts; and the Company’s ability to successfully integrate and capitalize on synergies associated with its past acquisitions. Investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Press Release include, but are not limited to: failure to realize improvements in performance, efficiency and profitability; failure to complete anticipated sales under negotiations; failure to successfully implement revenue backlog; lack of revenue growth; client losses; and adverse developments with respect to the operation or performance of the Company’s business units or the market price of its common stock. Additional factors that could cause actual results to differ materially from those contemplated within this Press Release can also be found in the Company’s Risk Factor disclosures in its Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission and available at http://ir.medassets.com. The Company disclaims any responsibility to update any forward-looking statements.

CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

In 000s, except per share data	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	% Change	2009	2008	% Change

Revenue:
Administrative fees, net	$25,631	$25,663	-0.1%	$78,495	$78,355	0.2%
Other service fees	56,762	50,309	12.8%	167,091	117,610	42.1%

Total net revenue	82,393	75,972	8.5%	245,586	195,965	25.3%

Operating expenses:
Cost of revenue	21,472	17,101		55,830	36,252
Product development expenses	4,156	4,719		15,424	11,027
Selling and marketing expenses	10,038	9,641		36,529	32,096
General and administrative expenses	23,039	22,779		77,971	66,054
Depreciation	3,125	2,581		9,020	7,051
Amortization of intangibles	7,018	7,324		21,029	16,117
Impairment of property and equipment, intangibles and in process research and development
	-	-		-	2,079

Total operating expenses	68,848	64,145	7.3%	215,803	170,676	26.4%

Operating income	13,545	11,827	14.5%	29,783	25,289	17.8%
Other income (expense):
Interest (expense )	(4,259)	(5,803)	-26.6%	(14,015)	(15,120)	-7.3%
Other income (expense)	223	228		404	(2,101)

Income before income taxes	9,509	6,252		16,172	8,068
Income tax expense	3,613	2,566		6,196	3,259

Net income	5,896	3,686	60.0%	9,976	4,809	107.4%

Basic net income per share	0.11	0.07		0.18	0.10

Diluted net income per share	$0.10	$0.07	42.9%	$0.17	$0.09	88.9%

Weighted average shares — basic	54,792	53,715		54,589	48,493
Weighted average shares — diluted	57,855	56,136	3.1%	57,223	51,035	12.1%

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
In 000s, except shares	2009	2008
	Unaudited	Audited

ASSETS
Current
Cash and cash equivalents	$4,675	$5,429
Accounts receivable, net of allowances of $1,898 and $2,247 as of September 30, 2009 and December 31, 2008
	55,638	55,048
Deferred tax asset, current	13,780	13,780
Prepaid expenses and other current assets	7,476	5,997

Total current assets	81,569	80,254

Property and equipment, net	53,123	42,417
Other long term assets
Goodwill	511,861	508,748
Intangible assets, net	102,756	124,340
Other	19,586	18,101

Other long term assets	634,203	651,189

Total assets	$768,895	$773,860

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$6,954	$6,725
Accrued revenue share obligation and rebates	24,700	29,698
Accrued payroll and benefits	17,851	21,837
Other accrued expenses	7,846	6,981
Deferred revenue, current portion	25,886	24,280
Deferred purchase consideration	-	19,361
Current portion of notes payable	2,499	30,277
Current portion of finance obligation	159	149

Total current liabilities	85,895	139,308

Notes payable, less current portion	228,287	215,349
Finance obligation, less current portion	9,737	9,860
Deferred revenue, less current portion	5,483	6,411
Deferred tax liability	13,834	15,817
Other long term liabilities	5,296	4,176

Total liabilities	348,532	390,921

Stockholders’ equity
Common stock, $0.01 par value, 150,000,000 shares authorized; 56,488,000 and 53,917,000 shares issued and outstanding as of September 30, 2009 and December 31, 2008, respectively
	565	539
Additional paid in capital	632,631	605,340
Accumulated other comprehensive loss	(1,957)	(2,088)
Accumulated deficit	(210,876)	(220,852)

Total stockholders’ equity	420,363	382,939

Total liabilities and stockholders’ equity	$768,895	$773,860

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	Nine Months Ended
In 000s	September 30,	September 30,
	2009	2008

Operating activities:
Net income	$9,976	$4,809

Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Bad debt expense	3,823	1,457
Depreciation	10,858	7,359
Amortization of intangibles	21,585	16,806
Loss (gain) on sale of assets	147	(119)
Non-cash stock compensation expense	12,911	6,591
Excess tax benefit from exercise of stock options	(6,073)	(1,697)
Amortization of debt issuance costs	1,382	895
Noncash interest expense, net	1,049	906
Deferred income tax (benefit) expense	(36)	937
Impairment of intangibles	-	2,079

Changes in assets and liabilities	(15,671)	(8,918)

Cash provided by operating activities	39,951	31,105

Investing activities:
Purchases of property, equipment, and software	(9,233)	(3,891)
Capitalized software development costs	(12,268)	(8,378)
Acquisitions, net of cash acquired	(18,275)	(209,423)

Cash used in investing activities	(39,776)	(221,692)

Financing activities:
Proceeds from notes payable	71,797	142,629
Repayment of notes payable and capital lease obligations	(86,638)	(85,615)
Repayment of finance obligation	(494)	(483)
Debt issuance costs	-	(6,167)
Interest accrued on note receivable from stockholders	-	(18)
Payment on note receivable from stockholders	-	69
Excess tax benefit from exercise of stock options	6,073	1,697
Issuance of common stock, net of offering costs	8,333	1,523

Cash (used in) provided by financing activities	(929)	53,635

Net decrease in cash and cash equivalents	(754)	(136,952)
Cash and cash equivalents, beginning of period	5,429	136,952

Cash and cash equivalents, end of period	$4,675	$-

SUPPLEMENTAL SEGMENT REPORTING

RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

In 000s	Three Months Ended September 30,
	2009		2008		% Change
Net revenue
Revenue Cycle Management ("RCM")	$51,635		$45,791		12.8%
Spend Management	30,758		30,181		1.9%

Total net revenue	82,393		75,972		8.5%

Non-GAAP Adjusted EBITDA		% margin		% margin
Revenue Cycle Management	$17,964	34.8%	$14,003	30.6%	28.3%
Spend Management	15,710	51.1%	15,207	50.4%	3.3%
Corporate	(5,126)		(4,009)		27.9%

Total non-GAAP Adjusted EBITDA	$28,548	34.6%	$25,201	33.2%	13.3%

	Nine Months Ended September 30,
	2009		2008		% Change
Net revenue
Revenue Cycle Management ("RCM")	$149,425		$102,218		46.2%
Spend Management	96,161		93,747		2.6%

Total net revenue	245,586		195,965		25.3%
Non-GAAP acquisition-related RCM adjustments [a]	-		28,540

Total non-GAAP acquisition-affected net revenue	$245,586		$224,505		9.4%

Non-GAAP Adjusted EBITDA		% margin		% margin
Revenue Cycle Management	$44,785	30.0%	$26,043	25.5%	72.0%
Spend Management	46,135	48.0%	46,547	49.7%	-0.9%
Corporate	(15,529)		(12,323)		26.0%

Total non-GAAP Adjusted EBITDA	$75,391	30.7%	$60,267	30.8%	25.1%
Non-GAAP acquisition-related RCM adjustments [a]	-		10,103

Total non-GAAP acquisition-affected Adjusted EBITDA	$75,391	30.7%	$70,370	31.3%	7.1%

(a) Acquisition-related RCM adjustments include the historical results of Accuro's operations from January 1, 2008 through June 2, 2008 (the date of acquisition), inclusive of certain purchase accounting adjustments.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL REVENUE REPORTING

RECONCILIATION OF GROSS FEES (A NON-GAAP MEASURE) TO NET REVENUE
(UNAUDITED)

In 000s	Three Months Ended
	September 30,
ACTUAL	2009		2008

Non-GAAP gross administrative fees	$39,222		$39,867
Other service fees	56,762		50,309
Non-GAAP gross fees	95,984	RSO %	90,176	RSO %
Non-GAAP revenue share obligation (RSO)	(13,591)	34.7%	(14,204)	35.6%
Net revenue	$82,393		$75,972

	Nine Months Ended
	September 30,
ACTUAL	2009		2008

Non-GAAP gross administrative fees	$119,498		$117,634
Other service fees	167,091		117,610
Non-GAAP gross fees	286,589	RSO %	235,244	RSO %
Non-GAAP revenue share obligation (RSO)	(41,003)	34.3%	(39,279)	33.4%
Net revenue	$245,586		$195,965

NON-GAAP ACQUISITION-AFFECTED RESULTS

Non-GAAP gross administrative fees			$117,634
Other service fees			117,610
Non-GAAP acquisition-related RCM adjustments [b]			28,540
Non-GAAP gross fees [b]			263,784	RSO %
Non-GAAP revenue share obligation			(39,279)	33.4%
Net revenue [b]			$224,505

(b) Non-GAAP, acquisition-affected adjustments include the historical results of Accuro's operations from January 1, 2008 through June 2, 2008 (the date of acquisition), inclusive of certain purchase accounting adjustments.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL REPORTING OF ADJUSTED EBITDA

RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

In 000s	Three Months Ended		Nine Months Ended
	September 30,		September 30,
ACTUAL RESULTS	2009	2008	2009	2008

Net Income	$5,896	$3,686	$9,976	$4,809

Depreciation	3,125	2,581	9,020	7,051
Amortization of intangibles	7,018	7,324	21,029	16,117
Amortization of intangibles (included in cost of revenue)	801	233	2,391	995
Interest expense, net	4,255	5,761	13,994	13,715
Income tax expense	3,613	2,566	6,196	3,259

Non-GAAP EBITDA	24,708	22,151	62,606	45,946

Impairment of intangibles	-	-	-	2,079
Share-based compensation	3,951	2,452	12,911	6,591
Rental income from capitalized building lease	(110)	(109)	(329)	(329)
Purchase accounting adjustments	(1)	707	203	2,066
Interest rate swap cancellation	-	-	-	3,914

Non-GAAP Adjusted EBITDA	$28,548	$25,201	$75,391	$60,267

NON-GAAP ACQUISITION-AFFECTED RESULTS

Net Income			$9,976	$4,809
Non-GAAP acquisition-related net income			-	(1,674)

Non-GAAP acquisition-affected net income			9,976	3,135

Depreciation [c]			9,020	7,673
Amortization of intangibles [c]			21,029	22,321
Amortization of intangibles (included in cost of revenue) [c]			2,391	995
Interest expense, net [c]			13,994	18,004
Income tax expense [c]			6,196	2,226

Non-GAAP acquisition-affected EBITDA			62,606	54,354

Impairment of intangibles			-	2,079
Share-based compensation [c]			12,911	7,108
Rental income from capitalized building lease			(329)	(329)
Purchase accounting adjustments [c]			203	3,244
Interest rate swap cancellation			-	3,914

Non-GAAP acquisition-affected Adjusted EBITDA			$75,391	$70,370

(c) Non-GAAP, acquisition-affected adjustments include the historical results of Accuro's operations from January 1, 2008 through June 2, 2008 (the date of acquisition), inclusive of certain purchase accounting adjustments.

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

SUPPLEMENTAL EARNINGS PER SHARE REPORTING

RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

	Three Months Ended		Nine Months Ended
Per share data	September 30,		September 30,
	2009	2008	2009	2008

Diluted EPS attributable to common stockholders	$0.10	$0.07	$0.17	$0.09

Non-cash, tax-adjusted acquisition-related intangible amortization	0.08	0.08	0.23	0.20

Non-cash, tax-adjusted share-based compensation	0.04	0.03	0.14	0.08

Tax-adjusted interest rate swap cancellation	-	-	-	0.05

Non-cash, tax-adjusted impairment of intangibles	-	-	-	0.02

Non-GAAP cash diluted EPS	$0.22	$0.18	$0.54	$0.44

Weighted average shares - diluted (in 000s)	57,855	56,136	57,223	51,035

SUPPLEMENTAL 2009 ADJUSTED EBITDA GUIDANCE

RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

		Guidance Range for
		Twelve Months Ending
In 000s		December 31,
		2009
		(Low)	(High)

Net Income		$18,100	$21,200

Depreciation		12,700	12,300
Amortization of intangibles		28,000	28,000
Amortization of intangibles (included in cost of revenue)		3,200	3,200
Interest expense, net		18,200	17,800
Income tax expense		12,200	14,300

Non-GAAP EBITDA		92,400	96,800

Share-based compensation		17,500	17,100
Rental income from capitalized building lease		(400)	(400)
Purchase accounting adjustments		500	500

Non-GAAP adjusted EBITDA		$110,000	$114,000

SUPPLEMENTAL 2009 EARNINGS PER SHARE GUIDANCE

RECONCILIATION OF SELECTED NON-GAAP MEASURES TO GAAP MEASURES
(UNAUDITED)

		Guidance Range for
		Twelve Months Ending
		December 31,
In 000s, except per share data		2009
		(Low)	(High)

Net Income		$18,100	$21,200

Diluted EPS		0.31	0.37
Non-cash, tax-adjusted acquisition-related intangible amortization		0.29	0.29

Non-cash, tax-adjusted share-based compensation		0.18	0.18

Non-GAAP cash diluted EPS		$0.78	$0.84

Fully diluted weighted average shares outstanding		57,400	57,400

See "Use of Non-GAAP Financial Measures" following financial schedules for more information on non-GAAP measures.

Use of Non-GAAP Financial Measures

In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management and the board of directors in their financial and operational decision-making, the Company supplements its consolidated condensed financial statements presented on a GAAP basis with the following non-GAAP financial information: gross fees, revenue share obligation, EBITDA, adjusted EBITDA; cash diluted EPS; acquisition-affected net revenue, acquisition-affected adjusted EBITDA and contracted revenue.

These non-GAAP financial measures may have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. The Company compensates for such limitations by relying primarily on the Company’s GAAP results and using non-GAAP financial measures only supplementally. Where possible, the Company provides reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. Investors are encouraged to carefully review those reconciliations. In addition, because these non-GAAP measures are not measures of financial performance under GAAP and are susceptible to varying calculations, these measures, as defined by the Company, may differ from and may not be comparable to similarly titled measures used by other companies.

Gross fees include all administrative fees the Company receives pursuant to its vendor contracts and all other fees the Company receives from customers. The Company's revenue share obligation represents the portion of the administrative fees the Company is contractually obligated to share with certain of its GPO customers. Total net revenue (a GAAP measure) reflects the Company's gross fees net of its revenue share obligation. These non-GAAP measures assist management and the board of directors and may be helpful to investors in analyzing the Company's growth in its Spend Management segment given that administrative fees constitute a material portion of the Company's revenue and are paid to the Company by over 1,200 vendors contracted by its GPO, and that the Company's revenue share obligation constitutes a significant outlay to certain of its GPO customers.

The Company defines: EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization and other non-recurring, non-cash or non-operating items; and adjusted diluted EPS as earnings per share excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis. EBITDA, adjusted EBITDA and adjusted diluted EPS are used by the Company to facilitate a comparison of its operating performance on a consistent basis from period to period and provides for a more complete understanding of factors and trends affecting our business. These measures assist management and the board of directors and may be useful to investors in comparing the Company's operating performance consistently over time as it removes the impact of its capital structure (primarily interest charges and amortization of debt issuance costs), asset base (primarily depreciation and amortization) and items outside the control of the management team (taxes), as well as other non-cash (purchase accounting adjustments and imputed rental income) and non-recurring items, from the Company’s operational results. Adjusted EBITDA also removes the impact of non-cash share-based compensation expense. EBITDA, adjusted EBITDA and adjusted diluted EPS are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flow from continuing operating activities.

The Company defines cash diluted EPS as earnings per share excluding non-cash acquisition-related intangible amortization and non-recurring expense items on a tax-adjusted basis and non-cash tax-adjusted shared-based compensation expense. Cash diluted EPS is not a measure of liquidity under GAAP, or otherwise, and is not an alternative to cash flow from continuing operating activities. Cash diluted EPS growth is used by the Company as the financial performance metric tied to the vesting of certain equity awards granted pursuant to the Company’s Long-Term Performance Incentive Plan.  Use of this measure for this purpose allows management and the board of directors to analyze the Company’s operating performance on a consistent basis by removing the impact of certain non-cash and non-recurring items from our operations, and by rewarding organic growth and accretive business transactions.  As a significant portion of senior management’s incentive based compensation is based on the achievement of certain cash diluted EPS growth over time, investors may find such information useful.

Acquisition-affected results include the activity of Accuro prior to the Company’s actual ownership.  The Accuro acquisition was consummated on June 2, 2008. These results assume the acquisition of Accuro occurred on January 1, 2008. Acquisition-affected net revenue and adjusted EBITDA are used by management and the board of directors to better understand the extent of growth of the Revenue Cycle Management segment.  Given the significant impact that this transaction had on the Company during the fiscal year ended December 31, 2008 and the nine months ended September 30, 2009, the Company believes such acquisition-affected measures may be useful and meaningful to investors in their analysis of such growth. Non-GAAP acquisition-affected measures are for illustrative and informational purposes only and are not intended to represent or be indicative of what the Company's results of operations would have been if this transaction had occurred at the beginning of 2008. These measures also should not be considered representative of the Company's future results of operations.

Contracted revenue is a forward-looking operating measure used by management and the board of directors to better understand revenue growth trends within the Company's business segments as it reflects the Company’s current estimate of contractually committed revenue to be generated under existing customer contracts in the forward 12-month period.  Such information may be useful to investors in their analysis of the Company's revenue growth trends. A reconciliation to the most directly comparable GAAP measure cannot be performed without unreasonable effort.

mdas/F

CONTACT:
MedAssets, Inc.
Robert P. Borchert, 678-248-8194
VP, Investor Relations
rborchert@medassets.com